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                                                                    Exhibit 4.1


NUMBER                         [LKQ CORPORATION LOGO]                    SHARES
LKQ

COMMON STOCK                                                       COMMON STOCK

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                              CUSIP 501889 20 8
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES that



is the owner of

  FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER
                             SHARE, OF LKQ CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile signatures of the duly authorized officers of the Corporation.

Dated


/s/ Victor M. Casini                      /s/ Joseph M. Holsten

SECRETARY                                 PRESIDENT AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
    LASALLE BANK NATIONAL ASSOCIATION
                 (CHICAGO)
                        TRANSFER AGENT AND REGISTRAR
BY


                                AUTHORIZED SIGNATURE


                             AMERICAN BANK NOTE COMPANY.

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                                  LKQ CORPORATION

    The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM   -- as tenants in common
    TEN ENT   -- as tenants by the entireties
    JT TEN    -- as joint tenants with right of
                 survivorship and not as tenants
                 in common


UNIF GIFT MIN ACT -- ........Custodian (until age.......)
                      (Cust)
                     ...........under Uniform Gifts
                       (Minor)
                     to Minors Act......................
                                         (State)

    Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,_________HEREBY SELL, ASSIGN AND TRANSFER UNTO

        PLEASE INSERT SOCIAL SECURITY OR OTHER
            IDENTIFYING NUMBER OF ASSIGNEE
        ______________________________________

        ______________________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT __________________________________________________________________ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
DATED_______________________


                                  X __________________________________________

                                  X __________________________________________
                            NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By______________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS)
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.